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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                     -------------------------------------

                                   FORM 8-K

                                Current Report

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                         Date of Report: July 12, 1999
                         -----------------------------
                       (Date of earliest event reported)


                           BAXTER INTERNATIONAL INC.
                           -------------------------
            (Exact name of registrant as specified in its charter)

                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)


        1-4448                                            36-0781620
------------------------                       ---------------------------------
(Commission file number)                       (IRS Employer Identification No.)


One Baxter Parkway, Deerfield, Illinois                      60015
---------------------------------------                      -----
(Address of principal executive offices)                  (Zip Code)


      Registrant's telephone number, including area code: (847) 948-2000


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                              (Page 1 of 5 pages)
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Item 5.  Other Events.

     On July 12, 1999, Baxter International Inc. (the "Company") issued the attached press release announcing the spin-off of its cardiovascular business to Baxter stockholders. In addition, during a conference call with analysts on that topic, Harry M. Jansen Kraemer, Jr., President and Chief Executive Officer of the Company, reaffirmed that the Company expects to meet its previously announced financial commitments for the second quarter of 1999.


Item 7. Exhibits

Exhibit No.    Exhibit
-----------    -------
99             Press Release
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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        BAXTER INTERNATIONAL INC.
                                        ---------------------------
                                                 (Registrant)



                                        By: /s/ Jan Stern Reed
                                            -----------------------
                                             Jan Stern Reed
                                             Secretary


Date: July 12, 1999